UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

 FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

1 International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2018

Semiannual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

3	Letter to the Shareholders
8	Outlook Interview with the Portfolio Manager
10	Performance Summary
12	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations

19	Statements of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
28	Report of Annual Meeting of Stockholders
29	Additional Information
31	Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union and in March 2017, the United Kingdom initiated its withdrawal from the European Union, which is expected to take place by March 2019. Significant uncertainty exists regarding the timing and terms of the United Kingdom’s anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2018, the total return of the New Germany Fund Inc. (the “Fund”) in U.S. dollars (USD) was -0.83% based on net asset value and –2.50% based on market price. During the same period, the total return in USD of the Fund’s benchmark, the Midcap Market Index, was –1.08%.1 The Fund’s discount to net asset value averaged 10.41% for the period in review, compared with 11.22% over the same period in 2017.

During the first half of 2018, German equity markets exhibited volatile performance and closed the period with a slightly positive return in euro terms and a slightly negative return in USD due to a weaker euro. After reaching near-term highs in late January, markets receded due to uncertainty regarding possible negative effects from U.S. trade policy, i.e., the implementation of tariffs on certain imported goods. The indecisive result of the Italian election also weighed on markets. Indicators of market volatility then declined somewhat in the United States and the Eurozone, but remain at elevated levels. At the same time, however, global growth indicators became more favorable in the second quarter and supported financial markets until the end of June.

German economic sentiment indicators began to weaken during the first quarter but recovered somewhat toward the end of the second quarter. In general, those indicators remain at high levels, indicating a growing German economy. Consumer confidence also remained near historically high levels. The German labor market stayed strong, mirrored by an additional decline in the country’s unemployment rate to 5%. On average, wages increased solidly by 2.7% year-over-year in the first quarter of 2018. Based on these figures, we expect private consumption to continue to be a solid contributor to German GDP.2 We also expect imports to rise due to a still healthy rate of consumption, but we think that the current global trend toward protectionism — in light of recent U.S. trade policies and retaliatory measures by other countries — could depress export growth in Germany.

The Fund’s slight relative outperformance of the benchmark during the six-month period was helped by its holdings in consumer and health care stocks. Within the consumer sector, the Fund’s position in the sporting

The New Germany Fund, Inc.	|	3

goods company Puma SE contributed to outperformance. Investors reacted positively to Puma’s strong mid-term growth outlook. Within the health care sector, the Fund’s holdings in Sartorius AG, a supplier of equipment and consumables to the biotechnology industry, also added to returns. Positioning within the industrials and real estate sectors represented the main detractors from performance. The Fund’s underweight to the real estate sector detracted as the segment outperformed. Within industrials, the Fund’s position in OSRAM Licht AG subtracted from performance.

During the period, the Fund’s overweight in industrials was increased as it built new positions in companies that benefit from accelerating capital expenditures.3 Within information technology, the Fund reduced its overweight position as it took profits following strong performance in several technology holdings. In addition, new positions were financed by decreasing the Fund’s weightings in the utilities and materials sectors. As of June 30, the Fund’s largest sector overweights were information technology and industrials, and the largest underweight continued to be the real estate sector.

During the first half of 2018, we saw a transition to “late-cycle” tendencies within the German economy. We do not expect any

Sector Diversification (As a % of Equity Securities)	6/30/18	12/31/17
Industrials	35%	32%
Information Technology	20%	17%
Consumer Discretionary	12%	11%
Materials	11%	15%
Health Care	9%	8%
Real Estate	8%	6%
Financials	2%	3%
Utilities	2%	4%
Consumer Staples	—	2%
Telecommunication Services	1%	2%
	100%	100%

4	|	The New Germany Fund, Inc.

weakening of the country’s economy, and continue to foresee a multi-year, globally synchronized economic expansion. World-wide, we expect economic growth to accelerate slightly to 3.9% in 2018. Resulting solid earnings growth should continue to attract investors to equities. While we have probably witnessed the peak in earnings growth for the current cycle, we nevertheless foresee the absolute peak in earnings several years further out, and we therefore remain constructive regarding equities. In aggregate, earnings expectations have remained stable during the past several months and are on track for double-digit earnings growth in the emerging markets and the United States (where approximately half of the growth would be tax-driven), with high single-digit earnings growth elsewhere. However, the risks from protectionist U.S. trade policies have become a serious threat that requires close monitoring. In order to discount rising concerns regarding unpredictable U.S. trade policies, we are adding some safety cushioning to our target valuations.

We have reduced our 2018 forecast for German GDP slightly, based on weaker than expected first-quarter growth. Although a large part of the weakness can be explained by temporary factors, we do not expect complete compensation for the weaker first quarter during the remainder of the year given intensifying trade conflicts. Thus, our 2018 GDP growth

Ten Largest Equity Holdings at June 30, 2018 (44.3% of Net Assets)		Percent
1.	Airbus SE	11.2%
2.	Wirecard AG	5.7%
3.	Zalando SE	4.7%
4.	MTU Aero Engines AG	4.1%
5.	Brenntag AG	4.1%
6.	Fraport AG Frankfurt Airport Services Worldwide	3.2%
7.	Siltronic AG	3.2%
8.	LEG Immobilien AG	2.8%
9.	Puma SE	2.8%
10.	United Internet AG	2.5%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 12. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

The New Germany Fund, Inc.	|	5

forecast for Germany has been adjusted to 2.1% from 2.3%. Investment activity, which has been fueled by strong export demand and considerably higher capacity utilization, and consumption — supported by employment and wage growth — are expected to remain the main growth drivers. As capacity utilization rises above the long-term average, investment in machinery and equipment should remain strong. Imports should increase due to still solid consumption, but the tendency toward protectionism from recent U.S. trade policies and retaliatory measures by other countries could reduce German export growth.

We are retaining the Fund’s cyclical sector bias by overweighting industrials and technology, financed by underweights in defensive sectors such as real estate, utilities and telecommunications. The underweights in telecommunicatons and real estate stocks are based on our expectations for a modest rise in long-term interest rates. The Fund is also selectively positioned to benefit from the still benign German consumption environment. At the same time, we are closely monitoring potential disruptions from the ongoing trend toward digitalization. We continue to hold positive views regarding industrials and information technology stocks as we expect those sectors to benefit from the current macroeconomic environment as well as accelerating investment spending.

On June 18, 2018 Deutsche Börse announced that it will discontinue the Midcap Market Index effective September 21, 2018. In light of this change on July 27, 2018, the Fund’s Board of Directors approved a change of the Fund’s benchmark index from the Midcap Market Index to a custom blend of the German Mid Cap Index (the MDAX Index), 80% weight, and the German Small Cap Index (the SDAX Index), 20% weight. The MDAX Index is comprised of 60 mid-cap German companies from all industries that rank directly below DAX equities in terms of market capitalization and exchange turnover. The SDAX Index is comprised of 70 German companies from all industries that rank directly below DAX equities in terms of market capitalization and exchange turnover. We believe that the new custom blended benchmark more accurately captures the Fund’s focus on German small- and mid-cap stocks than any available unblended alternative index.

Sincerely,

Christian Strenger	Valerie Schueler	Hepsen Uzcan
Chairman	Portfolio Manager	President and Chief
Executive Officer

6	|	The New Germany Fund, Inc.

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

*	Not held in the portfolio as of June 30, 2018.

[1]	The Midcap Market Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Standard Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Index.
[2]	GDP, or gross domestic product, is the value of all goods and services produced by a country’s economy.
[3]	“Underweight” means the Fund holds a lower weighting in a given sector or security than the benchmark. “Overweight” means the Fund holds a higher weighting.

The New Germany Fund, Inc.	|	7

Outlook Interview with the Portfolio Manager	(Unaudited)

Portfolio Manager

Valerie Schueler

Question: How is intensifying U.S. trade rhetoric and policy impacting the German economy?

Answer: The United States continues to be the single most important export market for Germany, representing 8.7% of German exports in 2017. At the moment, Trump’s focus is on tariffs for the German automotive industry. That industry had an 18% share in German export goods in 2017, and was the sector with the largest weighting. Of German automotive exports, 12.2% went into the United State in 2017. All other factors remaining equal, higher U.S. import tariffs would certainly weigh on German car exports and the overall German economy. There could also be negative spillover effects from trade tensions between the United States and China: As China represented 6.7% of German exports in 2017, a slowdown in Chinese GDP due to trade restrictions would also weaken demand from this region. We have therefore reduced the Fund’s position in automotive suppliers to an underweight over the course of the first half of the year, as we expect automotive end-markets to slow.

Question: Assuming private consumption should again be the key element of German GDP growth in 2018, what is driving German consumption?

Answer: Private consumption in Germany has been supported by a strong increase in national income (+4% year-over-year). Wage income grew dynamically in a year-over-year comparison, up 4.6%. The very favorable labor market situation continues to support household consumption as well. The total number of workers was up 1.4% year-over-year, or 609,000, in the first quarter, and the unemployment rate declined. Against this backdrop, wage negotiations in the public sector (2018: +3%), the metals and electronics industry (2018: +3.9%) and the construction sector (2018: +4.7%) resulted in very strong wage increases. The majority of these agreements had come on line in the second quarter of 2018 and should further boost German household consumption. This should outweigh headwinds from the recent depreciation in the euro.

8	|	The New Germany Fund, Inc.

Apart from its automotive exposure, the Fund has an overweight position in consumer stocks; however, the overweight is very selective as store-based retailers are structurally challenged by increasing online penetration.

The New Germany Fund, Inc.	|	9

Performance Summary	June 30, 2018 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/18

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	(0.83)%	20.04%	16.59%	9.56%
Market Price(a)	(2.50)%	18.02%	16.35%	9.96%
Midcap Market Index(b)	(1.08)%	13.70%	13.43%	8.22%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2018 was 1.12%.

[b]

The Midcap Market Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the Midcap Market Index.

‡	Total returns shown for periods less than one year are not annualized.

10	|	The New Germany Fund, Inc.

Net Asset Value and Market Price

	As of 6/30/18	As of 12/31/17
Net Asset Value	$20.51	$21.49
Market Price	$18.24	$19.44

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/18:
Income	$.16
Capital Gains	$.55

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The New Germany Fund, Inc.	|	11

Schedule of Investments	as of June 30, 2018 (Unaudited)

	Shares	Value ($)
Germany 80.1%
Common Stocks 75.9%
Aerospace & Defense 4.1%
MTU Aero Engines AG	69,780	13,407,360

Auto Components 1.5%
Hella GmbH & Co. KGaA	33,000	1,849,003
Leoni AG	61,649	3,130,385

		4,979,388
Chemicals 9.0%
Covestro AG 144A	53,138	4,740,179
Evonik Industries AG	137,973	4,723,769
K+S AG (Registered)	186,845	4,612,903
LANXESS AG	67,981	5,300,862
Symrise AG	90,405	7,925,285
Wacker Chemie AG	15,766	2,063,969

		29,366,967
Electrical Equipment 3.3%
OSRAM Licht AG	96,508	3,942,883
Varta AG*	255,613	6,928,315

		10,871,198
Electronic Equipment, Instruments & Components 1.2%
Jenoptik AG	96,297	3,774,644

Independent Power & Renewable Electricity Producers 1.0%
Uniper SE	113,242	3,376,066

Insurance 2.4%
Talanx AG	212,438	7,756,779

Internet & Direct Marketing Retail 4.7%
Zalando SE 144A*	278,100	15,539,853

Internet Software & Services 7.2%
Delivery Hero AG 144A*	96,905	5,155,882
Scout24 AG 144A	153,859	8,161,006
United Internet AG (Registered)	144,037	8,248,673
XING SE	6,192	1,998,521

		23,564,082
IT Services 5.7%
Wirecard AG	115,826	18,651,349

Life Sciences Tools & Services 1.6%
Evotec AG* †	122,525	2,107,450
MorphoSys AG* †	24,464	2,998,467

		5,105,917

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

	Shares	Value ($)
Machinery 5.3%
KION Group AG	104,537	7,521,685
Krones AG	25,320	3,271,853
Pfeiffer Vacuum Technology AG	39,810	6,547,653

		17,341,191
Media 0.7%
CTS Eventim AG & Co. KGaA	18,143	893,301
Stroeer SE & Co. KGaA†	24,861	1,504,700

		2,398,001
Metals & Mining 1.4%
Aurubis AG	36,083	2,758,840
Salzgitter AG	39,539	1,723,847

		4,482,687
Multi-Utilities 1.1%
Innogy SE 144A	81,308	3,482,278

Pharmaceuticals 0.6%
Dermapharm Holding SE*	56,349	1,835,156

Real Estate Management & Development 7.3%
Deutsche Wohnen SE	155,312	7,505,642
Instone Real Estate Group BV 144A*	171,653	4,516,352
LEG Immobilien AG	83,769	9,101,693
TLG Immobilien AG	96,812	2,581,118

		23,704,805
Semiconductors & Semiconductor Equipment 3.2%
Siltronic AG	73,047	10,449,564

Software 1.7%
Software AG	120,634	5,619,969

Specialty Retail 1.1%
CECONOMY AG	433,926	3,615,553

Textiles, Apparel & Luxury Goods 3.3%
HUGO BOSS AG	20,918	1,898,711
Puma SE	15,477	9,051,218

		10,949,929
Trading Companies & Distributors 4.1%
Brenntag AG	239,002	13,313,261

Transportation Infrastructure 3.2%
Fraport AG Frankfurt Airport Services Worldwide	109,007	10,512,889

Wireless Telecommunication Services 1.2%
1&1 Drillisch AG	71,551	4,072,508

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

	Shares	Value ($)
Preferred Stocks 4.2%
Health Care Equipment & Supplies 2.1%
Sartorius AG (Cost $2,553,428)	46,164	6,902,955

Machinery 2.1%
Jungheinrich AG (Cost $5,578,348)	187,467	6,950,048

Total Germany (Cost $176,583,084)		262,024,397

Netherlands 13.3%
Common Stocks
Aerospace & Defense 11.2%
Airbus SE	312,426	36,564,307

Life Sciences Tools & Services 2.1%
QIAGEN NV*	188,731	6,873,538

Total Netherlands (Cost $10,327,830)		43,437,845

Italy 1.5%
Common Stocks
Health Care Equipment & Supplies 1.5%
DiaSorin SpA (Cost $3,847,053)	41,776	4,764,353

France 0.6%
Common Stocks
Life Sciences Tools & Services 0.6%
Sartorius Stedim Biotech (Cost $1,491,332)	18,362	1,918,340

United Kingdom 0.3%
Common Stocks
Semiconductors & Semiconductor Equipment 0.3%
Dialog Semiconductor PLC* (Cost $2,150,177)	69,665	1,062,038

Securities Lending Collateral 2.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.80% (Cost $6,670,212) (a) (b)	6,670,212	6,670,212

Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 1.85% (Cost $12,887,727) (b)	12,887,727	12,887,727

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $213,957,415)	101.7	332,764,912
Other Assets and Liabilities, Net	(1.7)	(5,580,549)

Net Assets	100.0	327,184,363

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2018 are as follows:

Value ($) at 12/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of shares at 06/30/2018	Value ($) at 06/30/2018
Securities Lending Collateral 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.80% (a) (b)
2,096,047	25,105,045	20,530,880	—	—	89,851	—	6,670,212	6,670,212
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 1.85% (b)
3,180,295	57,980,937	48,273,505	—	—	24,965	—	12,887,727	12,887,727
5,276,342	83,085,982	68,804,385	—	—	114,816	—	19,557,939	19,557,939

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2018 amounted to $6,541,375, which is 2.0% of net assets.

(a)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (c)
Germany	$262,024,397	$—	$—	$262,024,397
Netherlands	43,437,845	—	—	43,437,845
Italy	4,764,353	—	—	4,764,353
France	1,918,340	—	—	1,918,340
United Kingdom	1,062,038	—	—	1,062,038
Short-Term Instruments (c)	19,557,939	—	—	19,557,939
Total	$332,764,912	$—	$—	$332,764,912

There have been no transfers between fair value measurement levels during the period ended June 30, 2018.

(c)	See Schedule of Investments for additional detailed categorizations.

16	|	The New Germany Fund, Inc.

Statement of Assets and Liabilities

as of June 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $194,399,476) — including $6,541,375 of securities loaned	$313,206,973
Investment in DWS Central Cash Management Government Fund (cost $12,887,727)	12,887,727
Investment in DWS Government & Agency Securities Portfolio (cost $6,670,212)*	6,670,212
Foreign currency, at value (cost $984,493)	992,657
Dividends receivable	121,308
Foreign taxes recoverable	530,492
Interest receivable	14,244
Other assets	41,334
Total assets	334,464,947

Liabilities
Payable upon return of securities loaned	6,670,212
Payable for Fund shares repurchased	126,912
Investment advisory fee payable	181,249
Administration fee payable	54,937
Payable for Directors’ fees and expenses	45,701
Accrued expenses and other liabilities	201,573
Total liabilities	7,280,584
Net assets	$327,184,363

Net Assets Consist of
Undistributed net investment income	3,115,220
Accumulated net realized gain (loss)	20,489,826
Net unrealized appreciation (depreciation) on:
Investments	118,807,497
Foreign currency	(4,721)
Paid-in capital	184,776,541
Net assets	$327,184,363

Net Asset Value
Net assets value per share ($327,184,363 ÷ 15,951,014 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$20.51

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Statement of Operations

for the six months ended June 30, 2018 (Unaudited)

Net Investment Income
Income:
Dividends (net of foreign withholding taxes of $788,906)	$4,945,213
Income distributions — DWS Central Cash Management Government Fund	24,965
Securities lending income, net of borrower rebates	89,851
Total investment income	5,060,029
Expenses:
Investment advisory fee	1,132,718
Administration fee	344,513
Custody and accounting fee	72,762
Services to shareholders	7,788
Reports to shareholders and shareholder meeting expenses	23,247
Directors’ fees and expenses	108,600
Legal fees	127,650
Audit and tax fees	43,186
NYSE listing fee	16,779
Insurance	23,884
Miscellaneous	19,505
Net expenses	1,920,632
Net investment income	3,139,397

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	20,789,636
Foreign currency	(27,117)
Net realized gain (loss)	20,762,519
Change in net unrealized appreciation (depreciation) on:
Investments	(27,896,458)
Foreign currency	(7,347)
Change in net unrealized appreciation (depreciation)	(27,903,805)
Net gain (loss)	(7,141,286)
Net increase (decrease) in net assets resulting from operations	$(4,001,889)

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations:
Net investment income (loss)	$3,139,397	$7,986,417
Net realized gain (loss)	20,762,519	17,135,066
Change in net unrealized appreciation (depreciation)	(27,903,805)	90,285,147
Net increase (decrease) in net assets resulting from operations	(4,001,889)	115,406,630
Distributions to shareholders from:
Net investment income	(2,554,044)	(5,505,900)
Net realized gains	(8,722,242)	(6,240,758)
Total distributions to shareholders	(11,276,286)	(11,746,658)
Capital share transactions:
Net proceeds from reinvestment of dividends	8,601,968	5,823,508
Shares repurchased	(5,763,736)	(5,698,621)
Net increase (decrease) in net assets from capital share transactions	2,838,232	124,887
Total increase (decrease) in net assets	(12,439,943)	103,784,859
Net assets at beginning of period	339,624,306	235,839,447
Net assets at end of period (including undistributed net investment income of $3,115,220 and $2,529,867 as of June 30, 2018 and December 31, 2017, respectively)	$327,184,363	$339,624,306

Other Information
Shares outstanding at beginning of period	15,803,388	15,750,714
Shares issued for dividend reinvestment	445,326	420,774
Shares repurchased	(297,700)	(368,100)
Shares outstanding at end of period	15,951,014	15,803,388

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	19

Financial Highlights

	Six Months Ended 6/30/18	Years Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$21.49	$14.97	$16.19	$15.32	$21.24	$17.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.50 [c]	.12	.13	.21	.22
Net realized and unrealized gain (loss) on investments and foreign currency	(.45)	6.77	(.17)	2.07	(1.80)	7.98
Total from investment operations	(.25)	7.27	(.05)	2.20	(1.59)	8.20
Less distributions from:
Net investment income	(.16)	(.35)	(.39)	(.08)	(.37)	(.33)
Net realized gains	(.55)	(.39)	(.59)	(1.15)	(3.97)	(4.15)
Return of capital	—	—	(.21)	—	—	—
Total distributions	(.71)	(.74)	(1.19)	(1.23)	(4.34)	(4.48)
Accretion resulting from tender offer	—	—	—	—	—	.02
Dilution in net asset value from dividend reinvestment	(.06)	(.05)	(.05)	(.13)	(.14)	(.04)
Increase resulting from share repurchases	.04	.04	.07	.03	.15	.09
Net asset value, end of period	$20.51	$21.49	$14.97	$16.19	$15.32	$21.24
Market value, end of period	$18.24	$19.44	$13.07	$14.70	$14.04	$19.93

Total Investment Return for the Period[b]
Based upon market value (%)	(2.50)**	54.02	(3.25)	14.31	(8.35)	58.27
Based upon net asset value (%)	(.83 )**	48.65	.61	15.38	(6.16)	50.59

Ratios to Average Net Assets
Total expenses (%)	1.12 *	1.16	1.21	1.16	1.14	1.11
Net investment income (%)	.91 **	2.70 [c]	.76	.78	1.06	1.04
Portfolio turnover (%)	17 **	25	65	55	55	67
Net assets at end of period ($ thousands)	327,184	339,624	235,839	257,825	228,414	317,061

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.42 per share and 2.28% of average daily net assets, for the year ended December 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

20	|	The New Germany Fund, Inc.

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair

The New Germany Fund, Inc.	|	21

value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of June 30, 2018, the Fund

22	|	The New Germany Fund, Inc.

invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of June 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2018, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2018, the exchange rate was EUR €1.00 to USD $1.17.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

The New Germany Fund, Inc.	|	23

the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $207,288,244. The net unrealized appreciation for all investments based on tax cost was $146,474,893. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $157,088,993 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $10,614,100.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

24	|	The New Germany Fund, Inc.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH (“Deutsche AM International GmbH”). The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas, Inc.) (“DIMA”). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2018, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.66% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2018, the amount charged to the Fund by DSC aggregated $5,973, of which $944 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,481, of which $5,298 is unpaid.

The New Germany Fund, Inc.	|	25

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2018, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2018, were $57,637,538 and $85,810,540, respectively.

E. Capital

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund purchased 297,700 and 368,100 of its shares of common stock on the open market at a total cost of $5,763,736 and $5,698,621 ($19.36 and $15.48 average per share), respectively. The average discount of these purchased shares comparing the purchase price to the NAV per share at the time of purchase was 10.61% and 10.90%, respectively.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund issued for dividend reinvestment 445,326 and 420,774 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 10.03% and 11.97%, respectively.

F. Share Repurchases

On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,596,000 shares during the period from August 1, 2016 through July 31, 2017. The Fund repurchased 642,096

26	|	The New Germany Fund, Inc.

shares between August 1, 2016 and July 31, 2017. On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund repurchased 366,400 shares between August 1, 2017 and June 30, 2018. On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,595,000 shares during the period from August 1, 2018 through July 31, 2019.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2018, there were three shareholders that held approximately 15%, 13% and 7%, respectively, of the outstanding shares of the Fund.

The New Germany Fund, Inc.	|	27

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The New Germany Fund, Inc. was called to order on June 22, 2018. At the close of business on April 27, 2018, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,814,466 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 14,115,623 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect two (2) Class III Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Ambassador Richard R. Burt	10,017,798	4,097,826
Dr. Wolfgang Leoni	13,019,027	1,096,596

2.	To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2018.

Number of Votes
For	Against	Abstain
13,604,328	395,657	115,637

28	|	The New Germany Fund, Inc.

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.

The New Germany Fund, Inc.	|	29

Investment Management

Deutsche Asset Management International GmbH (“Deutsche AM International GmbH” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients. Deutsche AM International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

30	|	The New Germany Fund, Inc.

Privacy Notice

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The New Germany Fund, Inc.	|	31

Who we are
Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2018, as amended 7/2018

32	|	The New Germany Fund, Inc.

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—	The Central and Eastern Europe Fund, Inc. (formerly, The Central Europe, Russia and Turkey Fund, Inc.) — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—	The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

NGF-3

(R-028304-7 8/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$ -	0	727,300
February 1 through February 28	27,100	$19.71	27,100	700,200
March 1 through March 31	64,400	$19.64	64,400	635,800
April 1 through April 30	77,200	$19.47	77,200	558,600
May 1 through May 31	51,000	$19.34	51,000	507,600
June 1 through June 30	78,000	$18.84	78,000	429,600

Total	297,700	$19.36	297,700

On July 31, 2017, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund repurchased 366,400 shares between August 1, 2017 and June 30, 2018.

On July 27, 2018, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,595,000 shares during the period from August 1, 2018 through July 31, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/29/2018